UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2024

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	QRTEA	The Nasdaq Stock Market LLC
Series B common stock	QRTEB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QRTEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 11, 2024, QVC, Inc. (“QVC”), a wholly-owned subsidiary of Qurate Retail, Inc. (“Qurate Retail”), issued a press release announcing the commencement of two separate exchange offers for eligible holders of QVC’s Old Notes (as defined below): (i) an offer to exchange any and all of QVC’s outstanding 4.750% Senior Secured Notes due 2027 (“Old 2027 Notes”) for QVC’s newly issued 6.875% Senior Secured Notes due 2029 (“New Notes”) and cash; and (ii) an offer to exchange any and all of QVC’s outstanding 4.375% Senior Secured Notes due 2028 (“Old 2028 Notes” and, together with the Old 2027 Notes, the “Old Notes”) for New Notes. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference herein. QVC also commenced offers for holders of Old Notes that are not eligible holders to offer to purchase their Old Notes.

In connection with the offers (collectively, the “Offers”), Liberty Interactive LLC, a wholly-owned subsidiary of Qurate Retail, through its subsidiaries, is expected to contribute to QVC an amount in cash equal to the cash portion of the consideration to be offered in the Offers minus $75 million which will be paid by QVC, immediately prior to the settlement date of the Offers.

This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, any Old Notes or any other security, nor does it constitute an offer to sell or the solicitation of an offer to buy New Notes or any other security.

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 11, 2024 regarding the Offers (incorporated by reference to Exhibit 99.1 to QVC’s Current Report on form 8-K filed on September 11, 2024 (File No. 001-38654)).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2024

QURATE RETAIL, INC.

By:	/s/ Wade Haufschild
	Name:	Wade Haufschild
	Title:	Senior Vice President

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